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                                                                   EXHIBIT 10.58

                                                                        OPTION #


                       NAVARRE CORPORATION 2004 STOCK PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

You have been granted an option to purchase shares of the Company, subject to the terms and conditions of the 2004 Stock Plan and the Option Agreement set forth below, as follows:

  Name of Optionee:               ___________________
  Grant Date:                     ___________________
  Total number of Option Shares:  ___________ Shares of Common Stock
  Exercise price per share:       $__________ [Fair Market Value]
  Expiration date of option*:     ___________ [ten years]

  Vesting Schedule:        First Exercisable          Number of Option Shares
                           -----------------          -----------------------
                           [1st anniversary]                  [1/3]
                           [2nd anniversary]                  [1/3]
                           [3rd anniversary]                  [1/3]


* Subject to earlier expiration as provided below.
--------------------------------------------------------------------------------

                        INCENTIVE STOCK OPTION AGREEMENT

1        GRANT OF OPTION.
         ---------------

         Navarre Corporation, a Minnesota corporation (together with all successors thereto, the "Company"), hereby grants to the optionee named above (the "Optionee"), who is an employee of the Company or a parent or subsidiary of the Company, an option (the "Stock Option") to purchase on or prior to the expiration date specified above, subject to earlier termination as is specified herein, all or any part of the number of shares indicated above (the "Option Shares") of the Company's common stock, no par value (the "Common Stock"), at the per share option exercise price specified above (the "Exercise Price"), subject to the terms and conditions set forth in this Option Agreement (the "Agreement") and in the Navarre Corporation 2004 Stock Plan, as amended from time to time (the "Plan"). This Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986 (the "Code"). All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

2.       ACCEPTANCE.
         ----------

         Your execution of this Agreement will indicate your acceptance of and your willingness to be bound by its terms. This Agreement imposes no obligation upon you to purchase any of the Option Shares. Your obligation to purchase Option Shares can arise only upon your exercise of this Option in the manner set forth in Section 4. below. This Option may not be exercised unless you have executed and returned this Agreement to the Company.

3.       WHEN OPTION MAY BE EXERCISED.
         ----------------------------

3.1 Vesting Schedule. Subject to the terms and conditions hereof, the Option shall first become exercisable with respect to the Option Shares in the installments and on the vesting dates specified above (the "Vesting Schedule"). The rights to exercise this Option on the specified vesting dates shall be cumulative with respect to the Option Shares becoming exercisable on each such date but in no event shall this Option be


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exercisable after, and this Option shall become void and expire as to all unexercised Option Shares at, 4:00 p.m. (Minneapolis time) on the expiration date set forth above (the "Expiration Date").

3.2 Termination of Employment or Service. In the event that your employment with the Company or a parent or subsidiary terminates by reason of your death, disability, retirement or any other reason except termination for cause (as defined in Section 3.3 below), this Option shall remain exercisable to the extent exercisable as of such termination but shall expire and become void as to all unexercised Option Shares at 4:00 p.m. (Minneapolis time) on the 91st day following the date of such termination, unless the Expiration Date precedes the 91st day. The Vesting Schedule shall no longer continue to apply after the date of termination and only those Option Shares exercisable at the date of termination shall thereafter be exercisable. Termination will be considered due to "Disability" if you meet the requirements of the Company's long-term disability plan or, if no such plan exists, you are permanently and totally disabled within the meaning of Section 22(e)(3) of the Code. Your termination will be considered due to "Retirement" if the Committee so determines at the time of your termination. A change in status from an employee to a consultant, agent, advisor or independent contractor is considered a termination of employment or service as applicable.

3.3 Termination for Cause. In the event that your employment with the Company or a parent or subsidiary is terminated by your employer for Cause, this Option shall expire and become void as to all unexercised Option Shares at 4:00 p.m. (Minneapolis time) on the effective date of such termination. For purposes of this Agreement, the term "Cause" shall mean: (i) committing any act of malfeasance or wrongdoing affecting the Company or a Related Company or any act clearly tending to bring discredit upon the Company or a Related Company; (ii) breaching any employment contract, covenant not to compete or duty of confidentiality affecting the Company or a Related Company; (iii) engaging in conduct which constitutes a conflict of interest with the Company or a Related Company; (iv) violating the Company's or a Related Company's policies, procedures or work rules, including but not limited to the Navarre Code of Conduct and the Insider Trading Policy, which violation would warrant termination after one or more infractions; or (v) failing to substantially perform reasonably assigned duties unless such failure can be reasonably excused due to circumstances beyond your control. If you are party to an employment agreement with the Company or a Related Company which contains a definition of termination for cause which conflicts with the foregoing provision, your employment agreement will be controlling.

3.4 Change of Control Transaction. For purposes of this Section 3.3, the term "Change of Control Transaction" shall have the meaning set forth in Section 2. of the Plan. Upon the occurrence of a Change of Control Transaction, the Vesting Schedule shall no longer apply and this Option shall automatically and immediately become exercisable in full. The Committee in its discretion may make further adjustments or modifications to the Option pursuant to Section 15.4. of the Plan.

4.       HOW OPTION MAY BE EXERCISED.
         ---------------------------

4.1 Notice. If exercisable, this Option may be exercised in whole or in part (but in increments of at least 100 Option Shares) from time to time by a written notice signed by you, or your legal representative, and delivered to the Company in person or by mailing it, postage prepaid, certified or registered mail, return receipt requested, or via nationally recognized overnight courier, to its principal executive office in New Hope, Minnesota (Attention: Controller), signifying your election to exercise this Option. The notice must identify this Option, state the number of Option Shares you are electing to purchase, and contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission). The Option Exercise Notice attached hereto as Exhibit A may be used for this purpose. The notice must be accompanied by payment in full pursuant to
Section 5. below of the aggregate Exercise Price for the Option Shares being purchased.


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4.2 Proof of Representation. If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this Option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this Option.

4.3 Issuance of Shares. Certificates evidencing ownership of the shares of Common Stock purchased upon any exercise of this Option will be issued as soon as practicable. If permitted by law and the rules of the applicable stock exchange, the issuance of shares may be effected on a noncertificated basis. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. The Company may cause each certificate evidencing the purchased Common Stock to be endorsed with one or more legends setting forth the restrictions on transfer of such Common Stock. Until the issuance of the Option Shares pursuant to this Agreement and the Plan, you, or such other person as may be entitled to exercise this option, shall have none of the rights of a shareholder with respect to the Option Shares.

4.4 Incentive Stock Option Limit. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable by you for the first time during any calendar year exceeds $100,000 (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options. This provision shall be applied by taking Incentive Stock Options into account in the order in which they were granted (or with respect to an Incentive Stock Option for which the Vesting Schedule has been accelerated, when acceleration occurs). If the $100,000 limitation applies to an Incentive Stock Option, the Company may, but is not required to, (i) issue a separate stock certificate for the stock that is issued with respect to the portion of the Incentive Stock Option that is treated as an Incentive Stock Option and designate such stock as Incentive Stock Option stock in the Company's transfer records and (ii) issue a separate stock for the stock that is issued with respect to the portion of the Incentive Stock Option that is treated as an Nonqualified Stock Option and designate such stock as Nonqualified Stock Option stock in the Company's transfer records. The Committee, in its sole discretion, may determine the Fair Market Value of Common Stock for purposes of Incentive Stock Options pursuant to a method that differs from the method that is set forth in the definition of Fair Market Value for purposes of the Plan if it is necessary to comply, or advisable in the Committee's sole discretion to ensure compliance, with the provisions of Section 422 of the Code.

4.5 Tax Consequences. You acknowledge that there are tax consequences that may be adverse to you upon the exercise of this Option and/or the disposition of Option Shares and that you should consult a tax adviser prior to such exercise or disposition. The Company makes no representations with respect to tax consequences.

5.       PAYMENT FOR OPTION SHARES.
         -------------------------

5.1 How Paid. At the time of exercise, you must deliver consideration to the Company equal to the product of the Exercise Price and the number of Option Shares being purchased. Forms of payment acceptable to the Company are: (i) cash; (ii) a personal check or a certified or bank cashier's check, payable to the order of the Company; (iii) the tender of shares of Common Stock already owned by you, provided that such shares were held for the minimum period required by applicable accounting rules to avoid a charge to the Company's earnings or were not acquired from the Company as compensation; (iv) a properly executed "same day sale" commitment between you and a broker/dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby you irrevocably instruct the NASD Dealer to deliver promptly to the Company the aggregate amount of sale or loan proceeds sufficient to pay the aggregate Exercise Price in accordance with the regulations of the Federal Reserve Board; and (v) any combination of the foregoing.

5.2 Payment by Tendering Shares. If paying all or a portion of the aggregate Exercise Price by tendering previously owned shares, you may satisfy such delivery by presenting proof of beneficial ownership of such


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shares rather than physical delivery. The Company will accept such delivery by attestation as payment and deduct the same number of shares from the number of Option Shares issued pursuant to the exercise. Any previously owned shares used for payment will be valued at Fair Market Value, as defined in Section 2. of the Plan, as of the day of exercise.

6.       INCENTIVE STOCK OPTION DISQUALIFYING DISPOSITION.
         ------------------------------------------------

         If you sell or otherwise dispose of any of the Option Shares acquired upon exercise of this Option within two (2) years from the Grant Date or within one (1) year after the date you exercise this Option (a disqualifying disposition for incentive stock option purposes), then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, you shall promptly notify the Company, in writing, of the intended or actual disposition of such shares, the number of shares, and the consideration, if any, to be received for such shares. In such event upon your exercise of this Option and prior to the delivery of the Option Shares purchased pursuant to such exercise, the Company is entitled to: (i) withhold and deduct from your future wages (or from other amounts which the Company may owe you), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to the grant or exercise of this Option or otherwise incurred with respect to this Option; or (ii) require you to promptly remit the amount of such withholding to the Company before acting on your exercise notice. In the event that the Company is unable to withhold such amounts, for whatever reason, you hereby agree to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal, state or local law.

7.       TRANSFERABILITY OF OPTION.
         -------------------------

         You may not sell, assign, pledge (as loan collateral or otherwise), encumber (by operation of law or otherwise), or transfer this Option in any manner, other than by will or the applicable laws of descent or distribution. During your lifetime, this Option is exercisable only by you or a legal representative. Any attempt to transfer or encumber this Option or the Option Shares shall be null and void and shall void this Option.

8.       THIS OPTION SUBJECT TO PLAN.
         ----------------------------

         This Option and the Option Shares granted and issued pursuant to this Agreement have been granted and issued under, and are subject to the terms of, the Plan. The terms of the Plan are incorporated by reference herein in their entirety, and, by execution hereof, you acknowledge having reviewed a copy of the Plan. The provisions of this Agreement shall be interpreted so as to be consistent with the Plan, and any ambiguities herein shall be interpreted by reference to the Plan. In the event that any provision hereof is inconsistent with the terms of the Plan, the terms of the Plan shall prevail. You acknowledge and agree that in the event of any question or controversy relating to the terms of the Plan or this Agreement, the decision of the Committee administering the Plan shall be conclusive and final. A copy of the Plan is contained in the Company's Proxy Statement for the September 13, 2004 Annual Meeting, has been filed with the Securities and Exchange Commission and is available from the Company, attention Human Resources.

9.       NO GUARANTEE OF CONTINUED EMPLOYMENT.
         ------------------------------------

         You acknowledge and agree that the vesting of shares pursuant to the Vesting Schedule is earned only by continuing your employment at the will of the Company. You further acknowledge and agree that the award of this Option and this Agreement do not constitute an express or implied promise of continued employment for any period and shall not interfere with your right or the Company's right to terminate your employment at any time with or without cause.



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10.      MISCELLANEOUS.
         -------------

10.1 Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

10.2 Governing Law. This Agreement and all rights and obligations hereunder shall be construed in accordance with the Plan and governed by the laws of the State of Minnesota, without regard to its choice of laws provisions. The parties agree that any action relating to this Agreement may be brought in the state or federal courts located in Hennepin County, Minnesota and the parties hereby consent to the jurisdiction of such courts

10.3 Entire Agreement. This agreement and the Plan set forth the entire agreement and understanding of the parties hereto with respect to the grant and exercise of this Option and the administration of the Plan and supersede all prior agreements, arrangements, plans and understandings relating to the grant and exercise of this Option and the administration of the Plan.

10.4 Amendment and Waiver. This Agreement may be amended, waived, modified or canceled by the Committee at any time, provided that all such amendments, waivers, modifications or cancellations shall comply with and not be prohibited by the provisions of the Plan, and any amendment, waiver, modification or cancellation that has a material adverse affect on your rights under this Agreement shall be with your consent in a written instrument executed by you and the Company.

Agreed and accepted as of the Grant Date:


NAVARRE CORPORATION                              OPTIONEE



By
   ----------------------------                  ----------------------------

Its
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